EXECUTION COPY


                        MORTGAGE LOAN PURCHASE AGREEMENT

        This is a Mortgage Loan Purchase Agreement (the "Agreement") dated as of August 17, 2005 by and between GMAC Mortgage Corporation, a Pennsylvania corporation, having an office at 100 Witmer Road, Horsham, Pennsylvania 19044 (the "Seller") and Residential Asset Mortgage Products, Inc., a Delaware corporation, and having an office at 8400 Normandale Lake Boulevard, Minneapolis, Minnesota 55437 (the "Purchaser").

        The Seller agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Seller certain mortgage loans on a servicing-retained basis as described herein (the "Mortgage Loans"). The following terms are defined as follows:

        Aggregate Principal Balance
        (as of the Cut-Off Date):
                                $597,174,649.20 (after deduction of scheduled principal payments due on or before the Cut-Off Date, whether or not collected, but without deduction of prepayments that may have been made but not reported to the Seller as of the close of business on such date).

        Closing Date:

                                August 17, 2005, or such other date as may be agreed upon by the parties hereto.

        Cut-Off Date:            August 1, 2005.

        Mortgage Loan:
                                A hybrid adjustable rate, fully-amortizing, first lien, residential conventional mortgage loan having a term of not more than 30 years and secured by Mortgaged Property.


        Mortgaged Property:
                                A single parcel of real property on which is located a detached single-family residence, a two-to-four family dwelling, a townhouse, an individual condominium unit, or an individual unit in a planned unit development, or a proprietary lease in a unit in a cooperatively-owned apartment building and stock in the related cooperative corporation.

        Pooling and  Servicing  Agreement:

                                The pooling and servicing agreement, dated as of August 17, 2005, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer and Deutsche Bank National Trust Company, as trustee (the "Trustee").


        Repurchase Event:
                                With respect to any Mortgage Loan as to which the Seller delivers an affidavit certifying that the original Mortgage Note has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Mortgage Note.


All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement. The parties intend hereby to set forth the terms and conditions upon which the proposed transactions will be effected and, in consideration of the premises and the mutual agreements set forth herein, agree as follows:

SECTION 1. Agreement to Sell and Purchase Mortgage Loans. The Seller agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Seller certain Mortgage Loans having an aggregate amount equal to the Aggregate Principal Balance as of the Cut-Off Date.

SECTION 2. Mortgage Loan Schedule. The Seller has provided to the Purchaser a schedule setting forth all of the Mortgage Loans to be purchased on the Closing Date under this Agreement, which shall be attached hereto as Schedule I (the "Mortgage Loan Schedule").

SECTION 3. Purchase Price of Mortgage Loans. The purchase price (the "Purchase Price") to be paid to the Seller by the Purchaser for the Mortgage Loans shall be the sum of (i) $597,758,128.64 and (ii) a 0.01% Percentage Interest in the Class R Certificates issued pursuant to the Pooling and Servicing Agreement. The cash portion of the purchase price shall be paid by wire transfer of immediately available funds on the Closing Date to the account specified by the Seller.

        The Purchaser and Seller intend that the conveyance by the Seller to the Purchaser of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser. It is, further, not intended that such conveyance be deemed to be a grant of a security interest in the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall be and hereby is a security agreement within the meaning of Articles 9 of the Pennsylvania Uniform Commercial Code, the Delaware Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be, and hereby is, a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest, whether now owned or hereafter acquired, in and to the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, (D) all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, goods, letters of credit, letter-of-credit rights, oil, gas, and other minerals, and investment property consisting of, arising from or relating to any of the foregoing and (E) all proceeds of the foregoing; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of any of the foregoing shall be deemed to be possession by the secured party, or possession by a purchaser or a person holding for the benefit of such secured party, for purposes of perfecting the security interest pursuant to the Pennsylvania Uniform Commercial Code, the Delaware Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-313 and 9-314 of each thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee (as applicable) for the purpose of perfecting such security interest under applicable law. The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Seller shall prepare and deliver to the Purchaser not less than 15 days prior to any filing date, and the Purchaser shall file, or shall cause to be filed, at the expense of the Seller, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Purchaser's security interest in the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by
(1) any change of name of the Seller or the Purchaser, (2) any change of type or jurisdiction of organization of the Seller, or (3) any transfer of any interest of the Seller in any Mortgage Loan.

        Notwithstanding the foregoing, (i) the Seller in its capacity as Servicer shall retain all servicing rights (including, without limitation, primary servicing and master servicing) relating to or arising out of the Mortgage Loans, and all rights to receive servicing fees, servicing income and other payments made as compensation for such servicing granted to it under the Pooling and Servicing Agreement pursuant to the terms and conditions set forth therein (collectively, the "Servicing Rights") and (ii) the Servicing Rights are not included in the collateral in which the Seller grants a security interest pursuant to the immediately preceding paragraph.

SECTION 4. Record Title and Possession of Mortgage Files. The Seller hereby sells, transfers, assigns, sets over and conveys to the Purchaser, without recourse, but subject to the terms of this Agreement and the Seller hereby acknowledges that the Purchaser, subject to the terms of this Agreement, shall have all the right, title and interest of the Seller in and to the Mortgage Loans. From the Closing Date, but as of the Cut-off Date, the ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Seller shall be received and held by the Seller in trust for the exclusive benefit of the Purchaser as the owner of the Mortgage Loans. On and after the Closing Date, any portion of the related Mortgage Files or servicing files related to the Mortgage Loans (the "Servicing Files") in Seller's possession shall be held by Seller in a custodial capacity only for the benefit of the Purchaser. The Seller shall release its custody of any contents of the related Mortgage Files or Servicing Files only in accordance with written instructions of the Purchaser or the Purchaser's designee.

SECTION 5. Books and Records. The sale of each Mortgage Loan has been reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller. The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.

SECTION 6.     Delivery of Mortgage Notes.
               --------------------------

(a) On or prior to the Closing Date, the Seller shall deliver to the Purchaser or the Custodian, as directed by the Purchaser, the original Mortgage Note, with respect to each Mortgage Loan so assigned, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of the Seller, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by "____________, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by "____________ formerly known as [previous name]." The delivery of each Mortgage Note to the Purchaser or the Custodian is at the expense of the Seller.

               In lieu of delivering the Mortgage Note relating to any Mortgage Loan, the Seller may deliver or cause to be delivered a lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced or destroyed, and, if available, a copy of each original Mortgage Note; provided, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Purchaser a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loan in the Payment Account on the Closing Date.

(b) If any Mortgage Note is not delivered to the Purchaser (or the Custodian as directed by the Purchaser) or the Purchaser discovers any defect with respect to a Mortgage Note which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Purchaser shall give prompt written specification of such defect or omission to the Seller, and the Seller shall cure such defect or omission in all material respects or repurchase such Mortgage Loan or substitute a Qualified Substitute Mortgage Loan in the manner set forth in Section 7.03. It is understood and agreed that the obligation of the Seller to cure a material defect in, or substitute for, or purchase any Mortgage Loan as to which a material defect in, or omission of, a Mortgage Note exists, shall constitute the sole remedy respecting such material defect or omission available to the Purchaser, Certificateholders or the Trustee on behalf of Certificateholders.

(c) All other documents contained in the Mortgage File and any original documents relating to the Mortgage Loans not contained in the Mortgage File or delivered to the Purchaser, are and shall be retained by the Servicer in trust as agent for the Purchaser.

               In the event that in connection with any Mortgage Loan: (a) the original recorded Mortgage (or evidence of submission to the recording office),
(b) all interim recorded assignments, (c) the original recorded modification agreement, if required, or (d) evidence of title insurance (together with all riders thereto, if any) satisfying the requirements of clause (I)(ii), (iv),
(vi) or (vii) of the definition of Mortgage File, respectively, is not in the possession of the Servicer concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office, or, in the case of each such interim assignment or modification agreement, because the related Mortgage has not been returned by the appropriate recording office, in the case of clause (I)(ii), (iv) or (vi) of the definition of Mortgage File, or because the evidence of title insurance has not been delivered to the Seller by the title insurer in the case of clause
(I)(vii) of the definition of Mortgage File, the Servicer shall use its best efforts to obtain, (A) in the case of clause (I)(ii), (iv) or (vi) of the definition of Mortgage File, such original Mortgage, such interim assignment, or such modification agreement, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, or (B) in the case of clause
(I)(vii) of the definition of Mortgage File, evidence of title insurance.

(d) If any of the documents held by the Servicer pursuant to clause (c) above are missing or defective in any other respect and such missing document or defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Seller shall cure or repurchase such Mortgage Loan or substitute a Qualified Substitute Mortgage Loan in the manner set forth in Section 7.03. It is understood and agreed that the obligation of the Seller to cure a material defect in, or substitute for, or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists, shall constitute the sole remedy respecting such material defect or omission available to the Purchaser, Certificateholders or the Trustee on behalf of Certificateholders.

(e) If any assignment is lost or returned unrecorded to the Servicer because of any defect therein, the Seller shall prepare a substitute assignment or cure such defect, as the case may be, and the Servicer shall cause such assignment to be recorded in accordance with this Section.

SECTION 7.     Representations and Warranties.
               ------------------------------

SECTION 7.01. Representations and Warranties of Seller. The Seller represents, warrants and covenants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

               (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

               (b) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement; this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

               (c) The execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not violate the Seller's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or any of its assets;

               (d) No litigation before any court, tribunal or governmental body is currently pending, nor to the knowledge of the Seller is threatened against the Seller, nor is there any such litigation currently pending, nor to the knowledge of the Seller threatened against the Seller with respect to this Agreement that in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

               (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained;

               (f) The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages relating to the Mortgage Loans by the Seller pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

               (g) The Seller did not select such Mortgage Loans in a manner that it reasonably believed was adverse to the interests of the Purchaser based on the Seller's portfolio of conventional non-conforming Mortgage Loans;

               (h) The Seller will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

               (i) The Seller is an approved seller/servicer of residential mortgage loans for Fannie Mae and Freddie Mac. The Seller is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae and Freddie Mac and no event has occurred which would make the Seller unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac; and

               (j) No written statement, report or other document furnished or to be furnished pursuant to the Agreement contains or will contain any statement that is or will be inaccurate or misleading in any material respect.

SECTION 7.02. Representations and Warranties as to Individual Mortgage Loans. The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan (except as otherwise specified below), as of the Closing Date, as follows:

               (a) The information set forth in the Mortgage Loan Schedule is true, complete and correct in all material respects as of the Cut-Off Date;

               (b) The original mortgage, deed of trust or other evidence of indebtedness (the "Mortgage") creates a first lien on an estate in fee simple or a leasehold interest in real property securing the related Mortgage Note, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording which are acceptable to mortgage lending institutions generally, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

               (c) The Mortgage Loan has not been delinquent thirty (30) days or more at any time during the twelve (12) month period prior to the Cut-off Date for such Mortgage Loan. As of the Cut-Off Date, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no defaults under the terms of the Mortgage Loan; and the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

               (d) There are no delinquent taxes which are due and payable, ground rents, assessments or other outstanding charges affecting the related Mortgaged Property;

               (e) The Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by applicable law or is necessary to protect the interests of the Purchaser, and which have been approved by the title insurer and the primary mortgage insurer, as applicable, and copies of which written instruments are included in the Mortgage File. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released by the Seller, or to the best of Seller's knowledge, by any other person, in whole or in part, from the terms thereof except in connection with an assumption agreement, which assumption agreement is part of the Mortgage File and the terms of which are reflected on the Mortgage Loan Schedule;

               (f) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (g) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer pursuant to standard hazard policies conforming to the requirements of Fannie Mae and Freddie Mac. All such standard hazard policies are in effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest as loss payee and such clause is still in effect. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the Flood Disaster Protection Act of 1973, as amended, such Mortgaged Property is covered by flood insurance by a generally acceptable insurer in an amount not less than the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

               (h) Each Mortgage Loan as of the time of its origination complied in all material respects with all applicable local, state and federal laws, including, but not limited to, all applicable predatory lending laws;

               (i) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

               (j) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Note have been fully disbursed and there is no requirement for future advances thereunder;

               (k) With respect to each Mortgage Loan, (A) immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, except for any assignment or pledge that had been satisfied and released, (B) the Seller had good and marketable title to and was the sole owner thereof and (C) the Seller had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

               (l) The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance, with all necessary endorsements, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in clause (b) (1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Such title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

               (m) To the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

               (n) To the Seller's knowledge, there are no mechanics, or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

               (o) To the Seller's knowledge, all improvements lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly with the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (l) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

               (p) The Mortgage Loan  constitutes a "qualified  mortgage"  under
Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury Regulation Section  1.860G-2(a)(3) or Treasury Regulation
Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation
Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

               (q) The Mortgage Loan complies in all material respects with all the terms, conditions and requirements of the Seller's underwriting standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and Mortgages are on uniform Fannie Mae/Freddie Mac instruments or are on forms acceptable to Fannie Mae or Freddie Mac;

               (r) The Mortgage Loan contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder. The Mortgage Loan has an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Except as otherwise set forth on the Mortgage Loan Schedule, the Mortgage Loan does not contain terms or provisions which would result in negative amortization nor contain "graduated payment" features or "buydown" features;

               (s) To the Seller's knowledge, the Mortgaged Property at origination of the Mortgage Loan was and currently is free of damage and waste and, to the Seller's knowledge, at origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation thereof;

               (t) The related Mortgage contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. To the Seller's knowledge, there is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

               (u) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustees sale or attempted sale after default by the Mortgagor;

               (v) If required by the applicable processing style, the Mortgage File contains an appraisal of the related Mortgaged Property made and signed prior to the final approval of the mortgage loan application by an appraiser that is acceptable to Fannie Mae or Freddie Mac and approved by the Seller. The appraisal, if applicable, is in a form generally acceptable to Fannie Mae or Freddie Mac;

               (w) To the Seller's knowledge, each of the Mortgaged Properties consists of a single parcel of real property with a detached single-family residence erected thereon, or a two- to four-family dwelling, a townhouse, an individual condominium unit in a condominium project, an individual unit in a planned unit development or a proprietary lease on a cooperatively owned apartment and stock in the related cooperative corporation. Any condominium unit or planned unit development either conforms with applicable Fannie Mae or Freddie Mac requirements regarding such dwellings or is covered by a waiver confirming that such condominium unit or planned unit development is acceptable to Fannie Mae or Freddie Mac or is otherwise "warrantable" with respect thereto. No such residence is a mobile home or manufactured dwelling;

               (x) The ratio of the original outstanding principal amount of the Mortgage Loan to the lesser of the appraised value (or stated value if an appraisal was not a requirement of the applicable processing style) of the Mortgaged Property at origination or the purchase price of the Mortgaged Property securing each Mortgage Loan (the "Loan-to-Value Ratio") is not in excess of 95.00%. The original Loan-to-Value Ratio of each Mortgage Loan either was not more than 80.00% or the excess over 80.00% is insured as to payment defaults by a primary mortgage insurance policy issued by a primary mortgage insurer acceptable to Fannie Mae and Freddie Mac;

               (y) The Seller is either, and each Mortgage Loan was originated by, a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act;

               (z) The origination, collection and servicing practices with respect to each Mortgage Note and Mortgage have been in all material respects legal, normal and usual in the Seller's general mortgage servicing activities. With respect to escrow deposits and payments that the Seller collects, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

               (aa) No fraud or misrepresentation of a material fact with respect to the origination of a Mortgage Loan has taken place on the part of the Seller;

               (bb) If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

               (cc) None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994 ("HOEPA");

               (dd) No Mortgage Loan is a "High Cost Loan" or a "Covered Loan," as applicable (as such terms are defined in the then current Standard & Poor's LEVELS Glossary which is now Version 5.6b Revised, Appendix E);

               (ee) No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

               (ff) No mortgage loan is a high cost loan under the predatory lending law of any jurisdiction in which a mortgaged property is located;

               (gg) To the best of the Seller's knowledge, the Servicer for each Mortgage Loan has accurately reported its borrower credit files to each of the credit repositories in a timely manner;

               (hh) None of the proceeds of any Group 2 Loan were used to finance the purchase of single premium credit insurance policies;

               (ii) No Group 2 Loan has a prepayment penalty term that extends beyond five years after the date of origination;

               (jj) With the exception of Mortgage Loans secured by property in the state of New Jersey, none of the Group 2 Loans are loans that are referred to as "high cost" or "covered" loans or any other similar designation under applicable state or local law in effect at the time of origination of such loan that expressly provides for assignee liability. None of the Group 2 Loans secured by property in the state of New Jersey are considered "high-cost home loans" under the New Jersey Home Ownership Security Act of 2002. None of Group 2 Loans that are the non purchase money loans secured by property in the state of New Jersey are considered "covered home loans" under the New Jersey Home Ownership Act of 2002;

               (kk) The original principal balance at origination for each Group 2 Mortgage Loan that is secured by a single family property located in any state other than the States of Alaska or Hawaii did not exceed $359,650. The original principal balance at origination for each Group 2 Mortgage Loan that is secured by a single family property located in the States of Hawaii or Alaska did not exceed $539,475. The original principal balance at origination for each Group 2 Mortgage Loan that is secured by a two-, three- or four- family property located in any state other than the States of Alaska or Hawaii did not exceed $460,400, $556,500 or $691,600, respectively. The original principal balance at origination for each Group 2 Mortgage Loan that is secured by a two-, three- or four- family property located in the States of Hawaii or Alaska did not exceed $690,600, $834,750 and $1,037,400, respectively; and

               (ll) With respect to any Group 2 Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

SECTION 7.03. Repurchase. It is understood and agreed that the representations and warranties set forth in Sections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and delivery of the related Mortgage Loan documents to the Purchaser or its designees and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination of any Mortgage File. Upon discovery by either the Seller or the Purchaser of a breach of representations and warranties made by the Seller, or upon the occurrence of a Repurchase Event, in either case which materially and adversely affects interests of the Purchaser or its assignee in any Mortgage Loan, the party discovering such breach or occurrence shall give prompt written notice to each of the other parties. If the substance of any representation or warranty has been breached, the repurchase obligation set forth in the provisions of this
Section 7.03 shall apply notwithstanding any qualification as to the knowledge of the Seller. Following discovery or receipt of notice of any such breach of a representation or warranty made by the Seller or the occurrence of a Repurchase Event, the Seller shall either (i) cure such breach in all material respects within 90 days from the date the Seller was notified of such breach or (ii) repurchase such Mortgage Loan at the related Purchase Price within 90 days from the date the Seller was notified of such breach; provided, however, that the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; and provided further that if the breach or occurrence would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the earlier of the date the breach was discovered or receipt of notice of any such breach. In the event that any such breach shall involve any representation or warranty set forth in Section
7.01 or those relating to the Mortgage Loans or a portion thereof in the aggregate, and such breach cannot be cured within ninety days of the earlier of either discovery by or notice to the Seller of such breach, all Mortgage Loans affected by the breach shall, at the option of the Purchaser, be repurchased by the Seller at the Purchase Price or substituted for in accordance with this
Section 7.03. Notwithstanding the foregoing, it is understood by the parties hereto that a breach of the representations and warranties made in any of clause
(cc), (ff), (gg), (hh), (ii), (jj), (kk) or (ll) of this Section 7.2 with respect to any Group 1 Loan will be deemed to materially and adversely affect the interests of the Holders of the Certificates in the related Mortgage Loan. In the event that any such breach shall involve any representation or warranty set forth in Section 7.01 or those relating to the Mortgage Loans or a portion thereof in the aggregate, and such breach cannot be cured within ninety days of the earlier of either discovery by or notice to the Seller of such breach, all Mortgage Loans affected by the breach shall, at the option of the Purchaser, be repurchased by the Seller at the Purchase Price or substituted for in accordance with this Section 7.03. If the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 7.03, the Seller shall deliver to the Custodian with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note endorsed as required by Section 6, and the Seller shall deliver to the Servicer with respect to such Qualified Substitute Mortgage Loan, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 6, and such other documents and agreements as are required to be held by the Servicer pursuant to Section 6. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made the representations and warranties contained in this Agreement with respect to the Qualified Substitute Mortgage Loan or Loans and that such Mortgage Loans so substituted are Qualified Substitute Mortgage Loans as of the date of substitution. In furtherance of the foregoing, if the Seller repurchases or substitutes a Mortgage Loan and is no longer a member of MERS and the Mortgage is registered on the MERS(R) System, the Purchaser, at the expense of the Seller and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations.

        In the event of a repurchase by the Seller pursuant to this Section 7.03, the Purchaser shall (i) forward or cause to be forwarded the Mortgage File for the related Mortgage Loan to the Seller, which shall include the Mortgage Note endorsed without recourse to the Seller or its designee, (ii) cause the Servicer to release to the Seller any remaining documents in the related Mortgage File which are held by the Servicer, and (iii) an assignment in favor of the Seller or its designee of the Mortgage in recordable form and acceptable to the Seller in form and substance and such other documents or instruments of transfer or assignment as may be necessary to vest in the Seller or its respective designee title to any such Mortgage Loan (or with respect to any Mortgage registered on the MERS(R) System, if the Seller is still a member of MERS, the Purchaser shall cause MERS to show the Seller as the owner of record). The Purchaser shall cause the related Mortgage File to be forwarded to Seller immediately after receipt of the related Purchase Price by wire transfer of immediately available funds to an account specified by the Purchaser.

        It is understood and agreed that the obligation of the Seller to cure such breach or purchase (or to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Purchaser or the Trustee on behalf of the Certificateholders.

SECTION 8. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when deposited, postage prepaid, in the United States mail, if mailed by registered or certified mail, return receipt requested, or when received, if delivered by private courier to another party, at the related address shown on the first page hereof, or such other address as may hereafter be furnished to the parties by like notice.
SECTION 9. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 10. Counterparts; Entire Agreement. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Agreement is the entire agreement between the parties relating to the subject matter hereof and supersedes any prior agreement or communications between the parties.

SECTION 11. Place of Delivery and Governing Law. This Agreement shall be deemed in effect when counterparts hereof have been executed by each of the parties hereto. This Agreement shall be deemed to have been made in the State of New York. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, without giving effect to its conflict of law rules.

SECTION 12. Successors and Assigns; Assignment of Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided that this Agreement may not be assigned, pledged or hypothecated by the Seller to a third party without the prior written consent of the Purchaser.

SECTION 13. Waivers; Other Agreements. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 14. Survival. The provisions of this Agreement shall survive the Closing Date and the delivery of the Mortgage Loans, and for so long thereafter as is necessary (including, subsequent to the assignment of the Mortgage Loans) to permit the parties to exercise their respective rights or perform their respective obligations hereunder.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                GMAC MORTGAGE CORPORATION


                                By:_____________________________________
                                Name:
                                Title:
                                RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                By:____________________________________
                                Name:
                                Title:

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

                    (a copy can be obtained from the Trustee)